UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

VARONIS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36324	57-1222280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Brickell Avenue Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

(877) 292-8767

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRNS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 5, 2025, the stockholders of Varonis Systems, Inc. (the “Company”) approved the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan (the “ESPP”) and the material terms thereunder. The material terms of the ESPP are described in the section entitled “Proposal No. 4: Approval of the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan” on pages 11 through 13 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2025 (the “Proxy Statement”), which description is incorporated herein by reference.

On June 5, 2025, the stockholders of the Company also approved an increase in the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), available for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan (the “2023 Plan”). The material terms of the 2023 Plan, as amended to reflect the increase of 1,880,000 shares of Common Stock available for issuance thereunder approved by the Company’s stockholders, are described in the section entitled “Proposal No. 5: Approval of Additional Shares for Issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan” on pages 14 through 19 of the Proxy Statement, which description is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2025. Set forth below are the voting results of the five proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

PROPOSAL NO. 1 To elect the four nominees for director named below to the Board of Directors to hold office until the 2028 Annual Meeting of Stockholders

	For	Withheld	Broker Non-Votes
Carlos Aued	84,498,575	5,685,044	6,044,086
Kevin Comolli	73,130,916	17,052,703	6,044,086
John J. Gavin Jr.	79,447,700	10,735,919	6,044,086
Fred van den Bosch	82,913,686	7,269,933	6,044,086

PROPOSAL NO. 2 Advisory vote to approve the Company’s executive compensation, as disclosed in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
75,583,232	14,535,907	64,480	6,044,086

PROPOSAL NO. 3 To ratify the appointment by the Audit Committee of the Board of Directors of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025

For	Against	Abstain	Broker Non-Votes
92,167,280	4,024,972	35,453	-

PROPOSAL NO. 4 To approve the Varonis Systems, Inc. 2025 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
89,484,902	686,996	11,721	6,044,086

PROPOSAL NO. 5 To approve additional shares for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
77,068,231	13,073,511	41,877	6,044,086

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARONIS SYSTEMS, INC.

Dated: June 6, 2025	By: /s/ Guy Melamed
Name: Guy Melamed
Title: Chief Financial Officer and Chief Operating Officer